UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 23, 2010
METROCORP BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252 Houston, Texas 77036 (Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Solicitingmaterial pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 30, 2010, MetroCorp Bancshares, Inc., a Texas corporation (the "Company") filed a Current Report on Form 8-K (the "November 8-K") with the Securities and Exchange Commission ("SEC") to report that on November 23, 2010, the Audit Committee of the Board of Directors of the Company dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm effective upon completion of PwC's audit of the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2010.  This Current Report on Form 8-K/A amends the November 8-K to update the disclosures provided in the November 8-K through the completion of services by PwC, and except as set forth herein, no other amendments to the November 8-K are made.

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the "Annual Report") with the SEC on March 15, 2011.  Effective upon such filing, PwC completed its audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2010 and was dismissed as the Company's independent registered public accounting firm.

The reports of PwC on the consolidated  financial statements of the Company for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2010 and 2009 and through March 15, 2011, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter thereof in connection with its report on the financial statements of the Company for such years and (ii) except as disclosed in the next sentence, there were no "reportable events" as defined in item 304(a)(1)(v) of Regulation S-K.  As of December 31, 2009, the Company had identified and disclosed a material weakness related to (a) ineffective controls over the monitoring of nonperforming loans, (b) internal controls over financial reporting and (c) disclosure controls and procedures. During 2010, management took actions to remediate the material weakness and concluded as of December 31, 2010 that the controls were operating effectively and that the material weakness that existed as of December 31, 2009 had been remediated.  The Company has authorized PwC to respond fully to the inquiries of KPMG LLP ("KPMG") concerning this matter.

 In accordance with Item 304(a) of Regulation S-K, the Company provided PwC with a copy of the above disclosure.  The Company requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of PwC’s letter is filed as Exhibit 16.1 hereto.

(b) On November 23, 2010, the Audit Committee and the Board of Directors of the Company engaged KPMG as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2011.  The Company will request shareholder ratification of the appointment of KPMG as the Company's independent registered public accounting firm at its 2011 annual meeting of shareholders.

During the two most recent fiscal years ended December 31, 2010 and 2009 and through March 15, 2011, neither the Company nor anyone on its behalf consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on  the Company’s financial statements, and no written report or oral advice was provided to the Company that KPMG consulted was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.  The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

16.1	Letter of PricewaterhouseCoopers LLP dated April 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.
(Registrant)

Dated: April 6, 2011	By:	/s/ George M. Lee
George M. Lee
Executive Vice Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter of PricewaterhouseCoopers LLP dated April 6, 2011